SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2009

HABER, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-9966	22-2305613
(Commissions File No.)	(I.R.S. Employer Identification No.)

(Address of Principal Executive Offices)
58 Medford Street
Arlington, Massachusetts
(781) 643-2727

02474
(Zip Code)

        (Former name or former address, if changed since last report.) NA

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS.

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 8.01 - Other Events of Form 8-K.

On September 14, 2009, Haber, inc., issued a press release titled "HABER INC. AND GEOBASE METALS CORPORATION ENTER INTO ZIMBABWEAN JOINT VENTURE TO RECOVER GOLD USING GREEN TECHNOLOGY WHILE CREATING THOUSANDS OF RURAL JOBS." A copy of that press release is attached as exhibit 99 to this report, and is included below.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.
	99	News Release dated September 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 14, 2009

Haber, Inc.

		By:	/s/ Peter D'Angelo
		Name:	Peter D'Angelo
		Title:	Chief Financial Officer